UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-21128
Legg Mason Partners Variable Equity Trust
(Exact name of registrant as specified in charter)
55 Water Street, New York, NY 10041
(Address of principal executive offices) (Zip code)
Robert I. Frenkel, Esq.
Legg Mason & Co., LLC
100 First Stamford Place, 4th Floor
Stamford, CT 06902
(Name and address of agent for service)
Registrant’s telephone number, including area code: (800) 451-2010
Date of fiscal year end: October 31
Date of reporting period: October 31, 2008

ITEM 1. REPORT TO STOCKHOLDERS.
The Annual Report to Stockholders is filed herewith.

ANNUAL REPORT / OCTOBER 31, 2008

Legg Mason Partners
Variable Large Cap
Growth Portfolio

Managed by CLEARBRIDGE ADVISORS

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Portfolio objective

The Portfolio seeks to provide long-term growth of capital.

What’s inside

Letter from the chairman	I

Portfolio overview	1

Portfolio at a glance	6

Portfolio expenses	7

Portfolio performance	9

Historical performance	10

Schedule of investments	11

Statement of assets and liabilities	14

Statement of operations	15

Statements of changes in net assets	16

Financial highlights	17

Notes to financial statements	18

Report of Independent registered public accounting firm	27

Additional information	28

Important tax information	35

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Portfolio’s investment manager and ClearBridge Advisors, LLC (“ClearBridge”) is the Portfolio’s subadviser. LMPFA and ClearBridge are wholly-owned subsidiaries of Legg Mason, Inc.

Letter from the chairman

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

Dear Shareholder,

Economic growth in the U.S. was mixed during the 12-month period ended October 31, 2008. Looking back, third quarter 2007 U.S. gross domestic product (“GDP”)i growth was a strong 4.8%. However, continued weakness in the housing market, an ongoing credit crunch and soaring oil and food prices then took their toll on the economy, as fourth quarter 2007 GDP declined 0.2%. The economy then expanded 0.9% and 2.8% during the first and second quarters of 2008, respectively. This rebound was due, in part, to rising exports that were buoyed by a weakening U.S. dollar, and solid consumer spending, which was aided by the government’s tax rebate program. The dollar’s rally and the end of the rebate program, combined with other strains on the economy, then caused GDP to take a step backward in the third quarter of 2008. According to the preliminary estimate released by the U.S. Department of Commerce, third quarter 2008 GDP declined 0.5%.

The latest Bureau of Economic Research release indicates that the U.S. is currently in recession. Evidence supporting this conclusion includes a slowdown in consumer spending, with four consecutive months of declining retail sales from July through October 2008. According to the Department of Commerce, October’s 2.8% fall in retail sales is the sharpest decline since it began tracking this data in 1992. In terms of the job market, the U.S. Department of Labor reported that payroll employment declined in each of the first 10 months of 2008. Year-to-date through October, roughly 1.2 million jobs have been shed and the unemployment rate now stands at 6.5%, its highest level since 1994.

Ongoing issues related to the housing and subprime mortgage markets and seizing credit markets prompted the Federal Reserve Board (“Fed”)ii to take aggressive and, in some cases, unprecedented actions. Beginning in September 2007, the Fed reduced the federal funds rateiii from 5.25% to 4.75%. This marked the first such reduction since June 2003. The Fed then reduced the federal funds rate on six additional occasions through April 2008, bringing the federal funds rate to 2.00%. The Fed then shifted gears in the face of mounting inflationary prices and a weakening U.S. dollar. At its meetings in June, August and September 2008, the Fed held rates

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Letter from the chairman continued

steady. Then, on October 8, 2008, in a global coordination effort with six central banks around the world, interest rates were cut in an attempt to reduce the strains in the global financial markets. At that time, the Fed lowered the federal funds rate from 2.00% to 1.50%. The Fed again cut rates from 1.50% to 1.00% at its regularly scheduled meeting on October 29, 2008. In conjunction with its October meeting, the Fed stated: “The pace of economic activity appears to have slowed markedly, owing importantly to a decline in consumer expenditures. ... Moreover, the intensification of financial market turmoil is likely to exert additional restraint on spending, partly by further reducing the ability of households and businesses to obtain credit.”

In addition to the interest rate cuts, the Fed took several actions to improve liquidity in the credit markets. In March 2008, the Fed established a new lending program allowing certain brokerage firms, known as primary dealers, to also borrow from its discount window. Also in March, the Fed played a major role in facilitating the purchase of Bear Stearns by JPMorgan Chase. In mid-September 2008, it announced an $85 billion rescue plan for ailing AIG and pumped $70 billion into the financial system as Lehman Brothers’ bankruptcy and mounting troubles at other financial firms roiled the markets.

The U.S. Department of the Treasury has also taken an active role in attempting to stabilize the financial system, as it orchestrated the government’s takeover of mortgage giants Fannie Mae and Freddie Mac in September. In addition, on October 3, 2008, the Treasury’s $700 billion Troubled Asset Relief Program (“TARP”) was approved by Congress and signed into law by President Bush. As part of TARP, the Treasury had planned to make a $250 billion capital injection into some of the nation’s largest banks. However, in November 2008 (after the reporting period ended), Treasury Secretary Paulson said the Treasury no longer intended to use TARP to purchase bad loans and other troubled financial assets.

The U.S. stock market was extremely volatile and generated poor results during the 12 months ended October 31, 2008. Stock prices declined during each of the first five months of the period. This was due, in part, to the credit crunch, weakening corporate profits, rising inflation and fears of an impending recession. The market then reversed course and posted positive returns in April and May 2008. The market’s rebound was largely attributed to hopes that the U.S. would skirt a recession and that corporate profits would rebound as the year progressed. However, given the escalating credit crisis and the mounting turmoil in the financial markets, stock prices moved lower during four of the last five months of the period, including S&P 500 Indexiv declines of 8.91% and 16.79% in September and October, respectively. All told, the S&P 500 Index returned -36.10% during the 12-month period ended October 31, 2008.

II   Legg Mason Partners Variable Large Cap Growth Portfolio

Looking at the U.S. stock market more closely, its descent was broad in scope, with every major index posting double-digit losses. In terms of market capitalizations, large-, mid- and small-cap stocks, as measured by the Russell 1000v, Russell Midcapvi and Russell 2000vii Indexes, returned -36.80%, -40.67% and -34.16%, respectively, during the 12-month period ended October 31, 2008. From an investment style perspective, growth and value stocks, as measured by the Russell 3000 Growthviii and Russell 3000 Valueix Indexes, returned -37.04% and -36.32%, respectively.

A special note regarding increased market volatility

In recent months, we have experienced a series of events that have impacted the financial markets and created concerns among both novice and seasoned investors alike. In particular, we have witnessed the failure and consolidation of several storied financial institutions, periods of heightened market volatility, and aggressive actions by the U.S. federal government to steady the financial markets and restore investor confidence. While we hope that the worst is over in terms of the issues surrounding the credit and housing crises, it is likely that the fallout will continue to impact the financial markets and the U.S. economy during the remainder of the year and into 2009 as well.

Like all asset management firms, Legg Mason has not been immune to these difficult and, in some ways, unprecedented times. However, today’s challenges have only strengthened our resolve to do everything we can to help you reach your financial goals. Now, as always, we remain committed to providing you with excellent service and a full spectrum of investment choices. And rest assured, we will continue to work hard to ensure that our investment managers make every effort to deliver strong long-term results.

We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our enhanced website, www.leggmason.com/individualinvestors. Here you can gain immediate access to many special features to help guide you through difficult times, including:

•	Market insights and commentaries from our portfolio managers and

•	A host of educational resources.

During periods of market unrest, it is especially important to work closely with your financial advisor and remember that reaching one’s investment goals unfolds over time and through multiple market cycles. Time and again, history has shown that, over the long run, the markets have eventually recovered and grown.

Legg Mason Partners Variable Large Cap Growth Portfolio   III

Letter from the chairman continued

Information about your portfolio
As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. Affiliates of the Portfolio’s manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Portfolio’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Portfolio is not in a position to predict the outcome of these requests and investigations.

Please read on for a more detailed look at prevailing economic and market conditions during the Portfolio’s reporting period and to learn how those conditions have affected Portfolio performance.

Important information with regard to recent regulatory developments that may affect the Portfolio is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

December 1, 2008

IV   Legg Mason Partners Variable Large Cap Growth Portfolio

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii	The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

[v]	The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

vi	The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index.

vii	The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

viii	The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

ix	The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

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Portfolio overview

Q. What is the Portfolio’s investment strategy?
A. The Portfolio seeks long-term growth of capital. The Portfolio invests, under normal market conditions, at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities or other investments with similar economic characteristics of U.S. companies with large market capitalizations. The manager attempts to identify established companies which are dominant in their industries due to product, distribution or service strength. Many of these companies are household names and are strategically positioned for growth in the U.S. and overseas.

The portfolio manager emphasizes individual security selection while diversifying the Portfolio’s investments across industries which may help to reduce risk. The portfolio manager attempts to identify large-cap companies with the highest growth potential. The core holdings of the Portfolio are large-cap companies that are dominant in their industries, global in scope and have a long-term history of performance. In selecting individual companies for investment, the portfolio manager considers such factors as the company’s management, financials and competitive market position.

Q. What were the overall market conditions during the Portfolio’s reporting period?
A. The Portfolio’s reporting period began amid a rallying bull market for equities that was rapidly overwhelmed by a global credit crisis, centered on defaulting subprime mortgages and related collateralized mortgage securities. As the fiscal year progressed, the mortgage crisis metastasized into a series of escalating financial institution failures and international economic events that constituted a major historical disruption of the global stock and credit markets.

In early October of 2007, shortly before the start of the period, several major U.S. equity market indexes, including the Dow Jones Industrial Average (“DJIA”)i and the S&P 500 Indexii reached new record highs, with the DJIA closing above 14,000 for the first time. The rally was short-lived, however, as early indicators of the growing mortgage market crisis and a weakening economy soon came to dominate the headlines. The stock market tested lows shortly after the start of the Portfolio’s fiscal year in late November, with selling driven by the broadening impact of the subprime mortgage market collapse and its impact on the global credit markets. By the end of calendar year 2007, many of the largest U.S. financial institutions were forced to raise capital in order to shore up their balance sheets.

The market rallied again briefly after the start of 2008, but soon reversed course amid significant volatility and growing concerns about the overall health of the U.S. financial system. The credit markets continued to show signs of weakness and, as a result, a number of money center and investment banks were forced to take asset markdowns and raise capital,

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Portfolio overview continued

culminating in the collapse of Bear Stearns in mid-March and the rescue of the firm by JPMorgan Chase and the Federal Reserve Board (“Fed”)iii. By the end of March, the major averages closed down across the board and had lost between 10% and 20% of their value since the summer of 2007.

The spring of 2008 brought another broad but short-lived market rally, leaving the S&P 500 Index and other major averages up mid-single digits by the end of May. However, the month of June saw a dramatic decline in equity prices, the likes of which had not been seen in decades. The DJIA fell over 10% in the month of June alone, its biggest June loss since 1930, putting the major averages in, or near, bear market territory (defined as down 20% from peak to trough). Key reasons for the sharp sell-off included the continued stress on the financial system, especially the credit markets, along with a sharp rise in commodity prices, particularly crude oil and energy prices.

In early September of 2008, a rapidly unfolding series of events linked to the ongoing credit market crisis led to the collapse and subsequent rescue by the Fed of the world’s largest insurance company, American International Group, the distressed acquisition of financial services firm Merrill Lynch by Bank of America, and the bankruptcy filing of investment bank Lehman Brothers, the largest in U.S. history. In response, the Fed and the U.S. Department of the Treasury took several steps in an effort to stabilize the credit markets and Congress approved a $700 billion program to clear much of the bad debt from the books of major financial companies.

As the fiscal year drew to a close, the month of October took its place in the history books as one of the worst ever for the U.S. stock market, second only to the “Black Monday” crash of October 1987 for the DJIA (which dropped over 22% on a single day), and the most volatile month for the S&P 500 Index since November 1929. The difficulty was not isolated to the U.S., as fears of a recession and worldwide slowdown led global stock markets to lose trillions in value, while a global sell-off in commodities continued. Consumer confidence in the U.S. dropped a record amount against the prior month, as unemployment rose and headlines highlighted a shift of concerns from commercial and real estate credit to consumer debt and speculation on the severity of an anticipated recession.

Q. How did we respond to these changing market conditions?
A. In response to these market conditions, we did not deviate from our fundamental-based, bottom-up stock selection process, believing that maintaining our long-term focus and our investment discipline becomes particularly important in periods of extraordinary market turmoil such as the past fiscal year. Instead, we continued to focus on companies with what we believed to be strong balance sheets, little to no debt, and the ability to finance their operations through their own free cash flow.

2   Legg Mason Partners Variable Large Cap Growth Portfolio 2008 Annual Report

Performance review
For the 12 months ended October 31, 2008, Class I shares of Legg Mason Partners Variable Large Cap Growth Portfolio1 returned -36.48%. The Portfolio’s unmanaged benchmark, the Russell 1000 Growth Indexiv returned -36.95% over the same time frame. The Lipper Variable Large-Cap Growth Funds Category Average2 returned -39.49% for the same period.

PERFORMANCE SNAPSHOT as of October 31, 2008 (unaudited)

	6 MONTHS	12 MONTHS
Variable Large Cap Growth Portfolio[1] — Class I Shares	-27.62%	-36.48%

Russell 1000 Growth Index	-30.51%	-36.95%

Lipper Variable Large-Cap Growth Funds Category Average[2]	-32.41%	-39.49%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost.

Portfolio returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Portfolio expenses.

Performance figures reflect expense reimbursements and/or fee waivers, without which the performance would have been lower.

TOTAL ANNUAL OPERATING EXPENSES (unaudited)
As of the Portfolio’s most current prospectus dated February 28, 2008, the gross total operating expense ratio for Class I shares was 0.82%.

As a result of a contractual expense limitation, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets will not exceed 0.78% for Class I shares until March 1, 2009.

1 The Portfolio is an underlying investment option of various variable annuity and variable life insurance products. The Portfolio’s performance returns do not reflect the deduction of expenses imposed in connection with investing in variable annuity or variable life insurance contracts, such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the performance of the Portfolio. Past performance is no guarantee of future results.
2 Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended October 31, 2008, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 229 funds for the six-month period and among the 222 funds for the 12-month period in the Portfolio’s Lipper category.

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Portfolio overview continued

Q. What were the leading contributors to performance?
A. The Portfolio’s stock selection in the Health Care, Consumer Discretionary and Consumer Staples sectors contributed positively to performance when compared with the benchmark. In terms of sector allocation, contributors included the Portfolio’s overweight to the Health Care sector and its underweights to the Energy, Industrials, Materials and Utilities sectors. In terms of individual Portfolio holdings, leading contributors to performance for the period included Genentech Inc., Amgen Inc. and Celgene Corp., all in the Health Care sector, as well as Wrigley (Wm) Jr. in the Consumer Staples sector and First Solar Inc. in the Industrials sector.

Q. What were the leading detractors from performance?
A. The Portfolio’s stock selection in the Financials, Information Technology (“IT”) and Materials sectors detracted from performance as measured against the benchmark, as did its overweights to the Financials and IT sectors and its underweight to the Consumer Staples sector. In terms of individual Portfolio holdings, leading detractors from performance for the period included American International Group Inc., Merrill Lynch & Co. Inc. and Lehman Brothers Holdings Inc., all in the Financials sector, along with Amazon.com Inc. in the Consumer Discretionary sector and Electronic Arts Inc. in the IT sector.

Q. Were there any significant changes to the Portfolio during the reporting period?
A. Significant changes to the Portfolio during the period included the sale of holdings in several Financials sector firms that were impacted by the subprime collapse and related credit crisis, including Merrill Lynch & Co. Inc., American International Group Inc., Morgan Stanley Inc. and Lehman Brothers Holdings Inc., as well as Yahoo! Inc. in the IT sector, Wrigley (Wm) Jr. in the Consumer Staples sector (which was acquired during the period) and Time Warner Inc. in the Consumer Discretionary sector. Additions to the Portfolio during the period included new positions in Juniper Networks Inc. in the IT sector, Roche Holding AG and Celgene Corp. in the Health Care sector and First Solar Inc. in the Industrials sector.

4   Legg Mason Partners Variable Large Cap Growth Portfolio 2008 Annual Report

Thank you for your investment in Legg Mason Partners Variable Large Cap Growth Portfolio. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Portfolio’s investment goals.

Sincerely,

Alan Blake
Portfolio Manager
ClearBridge Advisors, LLC

November 18, 2008

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of October 31, 2008 and are subject to change and may not be representative of the portfolio manager’s current or future investments. The Portfolio’s top 10 holdings (as a percentage of net assets) as of this date were: Amazon.com Inc. (7.8%), Amgen Inc. (7.2%), Genentech Inc. (6.9%), Berkshire Hathaway Inc. (6.1%), Nasdaq Stock Market Inc. (4.4%), Johnson & Johnson (4.1%), Biogen Idec Inc. (3.9%), Proctor & Gamble Co. (3.7%), QUALCOMM Inc. (3.7%) and PepsiCo Inc. (3.6%). Please refer to pages 12 through 14 for a list and percentage breakdown of the Portfolio’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Portfolio’s top five sector holdings (as a percentage of net assets) as of October 31, 2008 were: Information Technology (28.9), Health Care (28.2%), Consumer Discretionary (16.3%), Consumer Staples (11.6%) and Financials (10.5%). The Portfolio’s composition is subject to change at any time.

RISKS: Keep in mind, common stocks are subject to market fluctuations. The Portfolio may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Portfolio performance. Please see the Portfolio’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	The Dow Jones Industrial Average (“DJIA”) is a widely followed measurement of the stock market. The average is comprised of 30 stocks that represent leading companies in major industries. These stocks, widely held by both individual and institutional investors, are considered to be all blue-chip companies.

ii	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

iii	The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv	The Russell 1000 Growth Index measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.) The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

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Portfolio at a glance (unaudited)

INVESTMENT BREAKDOWN (%) As a percent of total investments — October 31, 2008

6   Legg Mason Partners Variable Large Cap Growth Portfolio 2008 Annual Report

Portfolio expenses (unaudited)

Example
As a shareholder of the Portfolio, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on May 1, 2008 and held for the six months ended October 31, 2008.

Actual expenses
The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

BASED ON ACTUAL TOTAL RETURN[1]

	BEGINNING	ENDING	ANNUALIZED	EXPENSES
ACTUAL TOTAL	ACCOUNT	ACCOUNT	EXPENSE	PAID DURING
RETURN[2]	VALUE	VALUE	RATIO	THE PERIOD[3]
(27.62)%	$1,000.00	$723.80	0.78%	$3.38

[1]	For the six months ended October 31, 2008.

[2]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total return. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Expenses (net of fee waivers and/or expense reimbursements) are equal to the Portfolio’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

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Portfolio expenses (unaudited) continued

Hypothetical example for comparison purposes
The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare the 5.00% hypothetical example relating to the Portfolio with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

BASED ON HYPOTHETICAL TOTAL RETURN[1]

HYPOTHETICAL	BEGINNING	ENDING	ANNUALIZED	EXPENSES
ANNUALIZED	ACCOUNT	ACCOUNT	EXPENSE	PAID DURING
TOTAL RETURN	VALUE	VALUE	RATIO	THE PERIOD[2]
5.00%	$1,000.00	$1,021.22	0.78%	$3.96

[1]	For the six months ended October 31, 2008.

[2]	Expenses (net of fee waivers and/or expense reimbursements) are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

8   Legg Mason Partners Variable Large Cap Growth Portfolio 2008 Annual Report

Portfolio performance (unaudited)

AVERAGE ANNUAL TOTAL RETURNS†

CLASS I
Twelve Months Ended 10/31/08	(36.48)%

Five Years Ended 10/31/08	(3.78)

Ten Years Ended through 10/31/08	1.46

CUMULATIVE TOTAL RETURN†

10/31/98 through 10/31/08	15.59%

†	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

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Historical performance (unaudited)

VALUE OF $10,000 INVESTED IN CLASS I SHARES OF LEGG MASON PARTNERS VARIABLE LARGE CAP GROWTH PORTFOLIO VS. RUSSELL 1000 GROWTH INDEX† — October 1998 - October 2008

†	Hypothetical illustration of $10,000 invested in Class I shares of Legg Mason Partners Variable Large Cap Growth Portfolio on October 31, 1998, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through October 31, 2008. The Russell 1000 Growth Index measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. Please note that an investor cannot invest directly in an index.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

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Schedule of investments
October 31, 2008

LEGG MASON PARTNERS VARIABLE LARGE CAP GROWTH PORTFOLIO

SHARES	SECURITY	VALUE
COMMON STOCKS — 98.8%

CONSUMER DISCRETIONARY — 16.3%

	Internet & Catalog Retail — 7.8%

222,006	Amazon.com Inc.*	$12,707,624

	Media — 2.9%

180,676	Walt Disney Co.	4,679,508

	Multiline Retail — 3.0%

84,450	Sears Holdings Corp.*	4,876,143

	Specialty Retail — 2.6%

180,244	Home Depot Inc.	4,251,956

	TOTAL CONSUMER DISCRETIONARY	26,515,231

CONSUMER STAPLES — 11.6%

	Beverages — 6.8%

119,132	Coca-Cola Co.	5,248,956

102,123	PepsiCo Inc.	5,822,032

	Total Beverages	11,070,988

	Food & Staples Retailing — 1.1%

58,360	CVS Corp.	1,788,734

	Household Products — 3.7%

94,266	Procter & Gamble Co.	6,083,928

	TOTAL CONSUMER STAPLES	18,943,650

FINANCIALS — 10.5%

	Diversified Financial Services — 4.4%

219,955	Nasdaq Stock Market Inc.*	7,139,739

	Insurance — 6.1%

86	Berkshire Hathaway Inc., Class A Shares*	9,932,140

	TOTAL FINANCIALS	17,071,879

HEALTH CARE — 28.2%

	Biotechnology — 21.0%

196,467	Amgen Inc.*	11,766,409

149,255	Biogen Idec Inc.*	6,350,800

21,960	Celgene Corp.*	1,411,150

134,789	Genentech Inc.*	11,179,400

133,545	Vertex Pharmaceuticals Inc.*	3,500,214

	Total Biotechnology	34,207,973

	Health Care Equipment & Supplies — 2.2%

91,180	Medtronic Inc.	3,677,289

See Notes to Financial Statements.

Legg Mason Partners Variable Large Cap Growth Portfolio 2008 Annual Report   11

Schedule of investments continued
October 31, 2008

LEGG MASON PARTNERS VARIABLE LARGE CAP GROWTH PORTFOLIO

SHARES	SECURITY	VALUE
	Pharmaceuticals — 5.0%

109,978	Johnson & Johnson	$6,746,050

9,140	Roche Holding AG(a)	1,397,154

	Total Pharmaceuticals	8,143,204

	TOTAL HEALTH CARE	46,028,466

INDUSTRIALS — 3.3%

	Electrical Equipment — 1.1%

11,710	First Solar Inc.*	1,682,727

	Industrial Conglomerates — 2.2%

185,730	General Electric Co.	3,623,592

	TOTAL INDUSTRIALS	5,306,319

INFORMATION TECHNOLOGY — 28.9%

	Communications Equipment — 7.5%

269,581	Cisco Systems Inc.*	4,790,454

71,720	Juniper Networks Inc.*	1,344,033

158,844	QUALCOMM Inc.	6,077,372

	Total Communications Equipment	12,211,859

	Internet Software & Services — 6.8%

298,512	Akamai Technologies Inc.*	4,292,602

222,011	eBay Inc.*	3,390,108

9,480	Google Inc., Class A Shares*	3,406,733

	Total Internet Software & Services	11,089,443

	Semiconductors & Semiconductor Equipment — 7.5%

301,304	Intel Corp.	4,820,864

270,390	NVIDIA Corp.*	2,368,616

253,730	Texas Instruments Inc.	4,962,959

	Total Semiconductors & Semiconductor Equipment	12,152,439

	Software — 7.1%

157,895	Electronic Arts Inc.*	3,596,848

150,648	Microsoft Corp.	3,363,970

348,879	Red Hat Inc.*	4,643,580

	Total Software	11,604,398

	TOTAL INFORMATION TECHNOLOGY	47,058,139

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost — $145,341,865)	160,923,684

See Notes to Financial Statements.

12   Legg Mason Partners Variable Large Cap Growth Portfolio 2008 Annual Report

LEGG MASON PARTNERS VARIABLE LARGE CAP GROWTH PORTFOLIO

FACE
AMOUNT	SECURITY	VALUE
SHORT-TERM INVESTMENT — 1.6%

	Repurchase Agreement — 1.6%

$2,655,000	Interest in $358,956,000 joint tri-party repurchase agreement dated 10/31/08 with Deutsche Bank Securities Inc., 0.200% due 11/3/08; Proceeds at maturity — $2,655,044; (Fully collateralized by various U.S. government agency obligations, 4.500% to 7.000% due 5/1/21 to 11/1/47 Market value — 2,708,100) (Cost — $2,655,000)	$2,655,000

	TOTAL INVESTMENTS — 100.4% (Cost — $147,996,865#)	163,578,684

	Liabilities in Excess of Other Assets — (0.4)%	(583,846)

	TOTAL NET ASSETS — 100.0%	$162,994,838

*	Non-income producing security.

(a)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees (see Note 1).

#	Aggregate cost for federal income tax purposes is $154,824,450.

See Notes to Financial Statements.

Legg Mason Partners Variable Large Cap Growth Portfolio 2008 Annual Report   13

Statement of assets and liabilities
October 31, 2008

ASSETS:

Investments, at value (Cost — $147,996,865)	$163,578,684

Cash	748

Dividends and interest receivable	69,658

Prepaid expenses	4,150

Total Assets	163,653,240

LIABILITIES:

Payable for Portfolio shares repurchased	435,164

Investment management fee payable	67,212

Trustees’ fees payable	254

Accrued expenses	155,772

Total Liabilities	658,402

TOTAL NET ASSETS	$162,994,838

NET ASSETS:

Par value (Note 4)	$145

Paid-in capital in excess of par value	193,111,963

Undistributed net investment income	348,916

Accumulated net realized loss on investments	(46,048,005)

Net unrealized appreciation on investments	15,581,819

TOTAL NET ASSETS	$162,994,838

Shares Outstanding:	14,456,848

Net Asset Value:	$11.27

See Notes to Financial Statements.

14   Legg Mason Partners Variable Large Cap Growth Portfolio 2008 Annual Report

Statement of operations
For the Year Ended October 31, 2008

INVESTMENT INCOME:

Dividends	$2,248,749

Interest	53,916

Total Investment Income	2,302,665

EXPENSES:

Investment management fee (Note 2)	1,845,899

Shareholder reports	242,211

Audit and tax	37,952

Legal fees	16,436

Trustees’ fees	10,419

Insurance	7,248

Custody fees	144

Transfer agent fees	91

Miscellaneous expenses	3,947

Total Expenses	2,164,347

Less: Fee waivers and/or expense reimbursements (Note 2)	(255,040)

Net Expenses	1,909,307

NET INVESTMENT INCOME	393,358

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTES 1 AND 3):

Net Realized Gain From Investment Transactions	6,097,740

Change in Net Unrealized Appreciation/Depreciation From Investments	(110,677,479)

NET LOSS ON INVESTMENTS	(104,579,739)

DECREASE IN NET ASSETS FROM OPERATIONS	$(104,186,381)

See Notes to Financial Statements.

Legg Mason Partners Variable Large Cap Growth Portfolio 2008 Annual Report   15

Statements of changes in net assets

FOR THE YEARS ENDED OCTOBER 31,	2008	2007
OPERATIONS:

Net investment income	$393,358	$383,776

Net realized gain	6,097,740	23,462,720

Change in net unrealized appreciation/depreciation	(110,677,479)	22,685,405

Increase (Decrease) in Net Assets From Operations	(104,186,381)	46,531,901

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):

Net investment income	(125,005)	(500,012)

Decrease in Net Assets From Distributions to Shareholders	(125,005)	(500,012)

PORTFOLIO SHARE TRANSACTIONS (NOTE 4):

Net proceeds from sale of shares	3,912,345	9,507,464

Reinvestment of distributions	125,005	500,012

Cost of shares repurchased	(62,928,803)	(78,142,452)

Net assets of shares issued in connection with merger (Note 5)	—	16,444,734

Decrease in Net Assets From Fund Share Transactions	(58,891,453)	(51,690,242)

DECREASE IN NET ASSETS	(163,202,839)	(5,658,353)

NET ASSETS:

Beginning of year	326,197,677	331,856,030

End of year*	$162,994,838	$326,197,677

* Includes undistributed net investment income of:	$348,916	$80,563

See Notes to Financial Statements.

16   Legg Mason Partners Variable Large Cap Growth Portfolio 2008 Annual Report

Financial highlights

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31:

	2008	2007	2006[1]	2005[1]	2004[1]
NET ASSET VALUE, BEGINNING OF YEAR	$17.75	$15.39	$14.51	$13.15	$13.76

INCOME (LOSS) FROM OPERATIONS:

Net investment income	0.02	0.02	0.02	0.06	(0.00)[2]

Net realized and unrealized gain (loss)	(6.49)	2.36	0.88	1.35	(0.61)

Total income (loss) from operations	(6.47)	2.38	0.90	1.41	(0.61)

LESS DISTRIBUTIONS FROM:

Net investment income	(0.01)	(0.02)	(0.02)	(0.05)	(0.00)[2]

Return of capital	—	—	—	—	(0.00)[2]

Total distributions	(0.01)	(0.02)	(0.02)	(0.05)	(0.00)[2]

NET ASSET VALUE, END OF YEAR	$11.27	$17.75	$15.39	$14.51	$13.15

Total return[3]	(36.48)%	15.51%	6.20%	10.74%	(4.42)%

NET ASSETS, END OF YEAR (MILLIONS)	$163	$326	$332	$378	$390

RATIOS TO AVERAGE NET ASSETS:

Gross expenses	0.88%	0.83%[4]	0.81%	0.79%	0.78%

Net expenses	0.78 [5,6]	0.76 [4,5,6]	0.81 [5]	0.79	0.78 [5]

Net investment income (loss)	0.16	0.12	0.13	0.43	(0.02)

PORTFOLIO TURNOVER RATE	28%	12%	12%	20%	7%

[1]	Represents a share of capital stock outstanding prior to April 30, 2007.

[2]	Amount represents less than $0.01 per share.

[3]	Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with the separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Past performance is no guarantee of future results.

[4]	Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Portfolio during the period. Without these fees, the gross and net expense ratios would have been 0.82% and 0.75%, respectively.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]	As a result of a contractual expense limitation, until March 1, 2009, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class I shares will not exceed 0.78%.

See Notes to Financial Statements.

Legg Mason Partners Variable Large Cap Growth Portfolio 2008 Annual Report   17

Notes to financial statements

1.	Organization and significant accounting policies
Legg Mason Partners Variable Large Cap Growth Portfolio (the “Portfolio”) is a separate diversified investment series of the Legg Mason Partners Variable Equity Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as an open-end management investment company.

Shares of the Portfolio may only be purchased or redeemed through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies or through eligible pensions or other qualified plans.

The following are significant accounting policies consistently followed by the Portfolio and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Portfolio calculates its net asset value, the Portfolio may value these securities at fair value as determined in accordance with the procedures approved by the Portfolio’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

(b) Repurchase agreements. When entering into repurchase agreements, it is the Portfolio’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.

18   Legg Mason Partners Variable Large Cap Growth Portfolio 2008 Annual Report

(c) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Portfolio’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(d) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Portfolio are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal and other taxes. It is the Portfolio’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute substantially all of its taxable income and net realized gains, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Portfolio’s financial statements.

Management has analyzed the Portfolio’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of October 31, 2008, no provision for income tax would be required in the Portfolio’s financial statements.

The Portfolio’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(f) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the Portfolio had no reclassifications.

2. Investment management agreement and other transactions with affiliates
Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Portfolio’s investment manager and ClearBridge Advisors, LLC (“ClearBridge”) is the Portfolio’s subadviser. LMPFA and ClearBridge are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Portfolio pays an investment management fee, calculated daily and paid monthly, at an annual rate of

Legg Mason Partners Variable Large Cap Growth Portfolio 2008 Annual Report   19

Notes to financial statements continued

the Portfolio’s average daily net assets in accordance with the following breakpoint schedule:

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $1 billion	0.750%

Next $1 billion	0.725

Next $3 billion	0.700

Next $5 billion	0.675

Over $10 billion	0.650

LMPFA provides administrative and certain oversight services to the Portfolio. LMPFA delegates to the subadviser the day-to-day portfolio management of the Portfolio, except for the management of cash and short-term instruments. For its services, LMPFA pays ClearBridge 70% of the net management fee it receives from the Portfolio.

During the year ended October 31, 2008, LMPFA waived a portion of its fee in the amount of $255,040.

During the year ended October 31, 2008, the Portfolio had a contractual expense limitation in place, which provided for the waiver of fees and/or the reimbursement of operating expenses (other than brokerage, taxes and extraordinary expenses) to limit total net annual operating expenses to 0.78% for Class I shares. This contractual expense limitation is in effect until March 1, 2009.

Effective December 1, 2007, Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Portfolio’s sole and exclusive distributor. Prior to December 1, 2007, Citigroup Global Markets Inc. (“CGM”) and LMIS served as co-distributors of the Portfolio.

Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3.	Investments
During the year ended October 31, 2008, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$68,811,442

Sales	128,829,542

20   Legg Mason Partners Variable Large Cap Growth Portfolio 2008 Annual Report

At October 31, 2008, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$36,680,677

Gross unrealized depreciation	(27,926,443)

Net unrealized appreciation	$8,754,234

4.	Shares of beneficial interest
At October 31, 2008, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Portfolio has the ability to issue multiple classes of shares. Each share represents an identical interest and has the same rights. Prior to April 30, 2007, the Trust had six billion shares of capital stock authorized with a par value of $0.00001 per share.

Transactions in shares of the Portfolio were as follows:

	YEAR ENDED	YEAR ENDED
	OCTOBER 31, 2008	OCTOBER 31, 2007
Shares sold	256,992	585,425

Shares issued on reinvestment	7,458	31,586

Shares repurchased	(4,185,819)	(4,801,334)

Shares issued with merger	—	995,259

Net decrease	(3,921,369)	(3,189,064)

5.	Transfer of net assets
On April 27, 2007, the Portfolio acquired the assets and certain liabilities of the Legg Mason Partners Variable Portfolios I, Inc. - Legg Mason Partners Variable Large Cap Growth Portfolio (the “Acquired Portfolio”), pursuant to a plan of reorganization approved by the Portfolio and the Acquired Portfolio’s shareholders on December 11, 2006. Total shares issued by the Portfolio and the total net assets of the Acquired Portfolio and the Portfolio on the date of the transfer were as follows:

	SHARES ISSUED	TOTAL NET ASSETS OF THE	TOTAL NET ASSETS
ACQUIRED PORTFOLIO	BY THE PORTFOLIO	ACQUIRED PORTFOLIO	OF THE PORTFOLIO
Legg Mason Partners Variable Large Cap Growth Portfolio	995,259	$16,444,734	$322,319,353

The total net assets of the Acquired Portfolio before acquisition included unrealized appreciation of $4,091,491, accumulated net realized loss of $818,993 and accumulated net investment loss of $1,165. Total net assets of the Portfolio immediately after the transfer were $338,764,087. The transaction

Legg Mason Partners Variable Large Cap Growth Portfolio 2008 Annual Report   21

Notes to financial statements continued

was structured to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

6.	Income tax information and distributions to shareholders
The tax character of distributions paid during the fiscal years ended October 31, was as follows:

	2008	2007
Distributions paid from:
Ordinary income	$125,005	$500,012

As of October 31, 2008, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$477,426

Capital loss carryforward*	(39,220,420)

Other book/tax temporary differences(a)	(128,510)

Unrealized appreciation/(depreciation)(b)	8,754,234

Total accumulated earnings/(losses) — net	$(30,117,270)

*	As of October 31, 2008, the Portfolio had the following net capital loss carryforward remaining:

YEAR OF EXPIRATION	AMOUNT ($)
10/31/2010	(11,043,461)

10/31/2011	(8,588,495)

10/31/2012	(5,656,900)

10/31/2013	(13,234,775)

10/31/2016	(696,789)

(39,220,420)

These amounts will be available to offset any future taxable capital gains.

(a)	Other book/tax temporary differences are attributable primarily to book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

7.	Regulatory matters
On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”), a wholly-owned subsidiary of Legg Mason and the then investment adviser or manager to the Portfolio, and CGM, a former distributor of the Portfolio, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the Portfolio (the “Affected Funds”).

22   Legg Mason Partners Variable Large Cap Growth Portfolio 2008 Annual Report

The SEC order found that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order found that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also found that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ Boards within 180 days of the entry of the order; if a Citigroup

Legg Mason Partners Variable Large Cap Growth Portfolio 2008 Annual Report   23

Notes to financial statements continued

affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

8.	Legal matters
Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM, a former distributor of the Portfolio, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be

24   Legg Mason Partners Variable Large Cap Growth Portfolio 2008 Annual Report

established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to repeal as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Portfolio was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

* * *

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in Note 7. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses. The five actions were subsequently consolidated, and a consolidated complaint was filed.

On September 26, 2007, the United States District Court for the Southern District of New York issued an order dismissing the consolidated complaint, and judgement was later entered. An appeal has been filed and is pending before the U.S. Court of Appeals for the Second Circuit.

9.	Recent accounting pronouncements
On September 20, 2006, the Financial Accounting Standards Board (“FASB”) released Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes an authoritative definition of

Legg Mason Partners Variable Large Cap Growth Portfolio 2008 Annual Report   25

Notes to financial statements continued

fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management has determined that there is no material impact to the Portfolio’s valuation policies as a result of adopting FAS 157. The Portfolio will implement the disclosure requirements beginning with its January 31, 2009 Form N-Q.

* * *

In March 2008, the Financial Accounting Standards Board issued the Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Portfolio’s derivative and hedging activities, including how such activities are accounted for and their effect on the Portfolio’s financial position, performance and cash flows. Management is currently evaluating the impact the adoption of FAS 161 will have on the Portfolio’s financial statements and related disclosures.

* * *

During September 2008, FASB Staff Position FAS 133-1 and FASB Interpretation FIN 45-4, Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161 (“Amendment”) was issued and is effective for annual and interim reporting periods ending after November 15, 2008. The Amendment requires enhanced disclosures regarding credit derivatives and hybrid financial instruments containing embedded credit derivatives. Management is currently evaluating the impact the adoption of the Amendment will have on the Portfolio’s financial statement disclosures.

26   Legg Mason Partners Variable Large Cap Growth Portfolio 2008 Annual Report

Report of independent registered public accounting firm

The Board of Trustees and Shareholders
Legg Mason Partners Variable Equity Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Legg Mason Partners Variable Large Cap Growth Portfolio, a series of Legg Mason Partners Variable Equity Trust, as of October 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Partners Variable Large Cap Growth Portfolio as of October 31, 2008, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
December 15, 2008

Legg Mason Partners Variable Large Cap Growth Portfolio 2008 Annual Report   27

Additional information (unaudited)
Information about Trustees and Officers

The business and affairs of Legg Mason Partners Variable Large Cap Growth Portfolio (the “Portfolio”) are managed under the direction of the Board of Trustees. Information pertaining to the Trustees and Officers of the Portfolio is set forth below. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling Legg Mason Partners Shareholder Services at 1-800-451-2010.

NON-INTERESTED TRUSTEES
PAUL R. ADES c/o R. Jay Gerken, CFA, Legg Mason & Co., LLC (“Legg Mason”) 620 Eighth Avenue, New York, NY 10018

Birth year	1940

Position(s) held with Fund[1]	Trustee

Term of office[1]and length of time served[2]	Since 1983

Principal occupation(s) during past five years	Law Firm of Paul R. Ades, PLLC (since 2000)

Number of portfolios in fund complex over- seen by Trustee	57

Other board member- ships held by Trustee	None

ANDREW L. BREECH c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018

Birth year	1952

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1991

Principal occupation(s) during past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)

Number of portfolios in fund complex over- seen by Trustee	57

Other board member- ships held by Trustee	None

28   Legg Mason Partners Variable Large Cap Growth Portfolio

DWIGHT B. CRANE c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018

Birth year	1937

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1981

Principal occupation(s) during past five years	Independent Consultant (since 1969); Professor, Harvard Business School (from 1969 to 2007)

Number of portfolios in fund complex over- seen by Trustee	59

Other board member- ships held by Trustee	None

ROBERT M. FRAYN, JR. c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018

Birth year	1934

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1981

Principal occupation(s) during past five years	Retired

Number of portfolios in fund complex over- seen by Trustee	57

Other board member- ships held by Trustee	None

FRANK G. HUBBARD c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018

Birth year	1937

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1993

Principal occupation(s) during past five years	President of Avatar International, Inc. (business development) (since 1998)

Number of portfolios in fund complex over- seen by Trustee	57

Other board member- ships held by Trustee	None

Legg Mason Partners Variable Large Cap Growth Portfolio   29

Additional information (unaudited) continued
Information about Trustees and Officers

HOWARD J. JOHNSON c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018

Birth year	1938

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	From 1981 to 1998 and 2000 to Present

Principal occupation(s) during past five years	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)

Number of portfolios in fund complex over- seen by Trustee	57

Other board member- ships held by Trustee	None

DAVID E. MARYATT c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018

Birth year	1936

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1983

Principal occupation(s) during past five years	Private Investor; President and Director, ALS Co. (real estate management and development firm) (since 1993)

Number of portfolios in fund complex over- seen by Trustee	57

Other board member- ships held by Trustee	None

JEROME H. MILLER c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018

Birth year	1938

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1995

Principal occupation(s) during past five years	Retired

Number of portfolios in fund complex over- seen by Trustee	57

Other board member- ships held by Trustee	None

30   Legg Mason Partners Variable Large Cap Growth Portfolio

KEN MILLER c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018

Birth year	1942

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1983

Principal occupation(s) during past five years	President of Young Stuff Apparel Group, Inc. (apparel manufacturer)(since 1963)

Number of portfolios in fund complex over- seen by Trustee	57

Other board member- ships held by Trustee	None

JOHN J. MURPHY c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018

Birth year	1944

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 2002

Principal occupation(s) during past five years	President; Murphy Capital Management (investment advice) (since 1983)

Number of portfolios in fund complex over- seen by Trustee	57

Other board member-ships held by Trustee	Director, Nicholas Applegate funds; Trustee; Consulting Group Capital Markets Funds; Formerly, Director, Atlantic Stewardship Bank (from 2004 to 2005); Director, Barclays International Funds Group Ltd. and affiliated companies (from 1983 to 2003)

THOMAS F. SCHLAFLY c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018

Birth year	1948

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1983

Principal occupation(s) during past five years	Of Counsel, Husch Blackwell Sanders LLP (law firm) (since 1984); President, The Saint Louis Brewery, Inc. (brewery) (since 1989)

Number of portfolios in fund complex over-seen by Trustee	57

Other board member-ships held by Trustee	Director, Citizens National Bank St. Louis, Maplewood, MO (since 2006)

Legg Mason Partners Variable Large Cap Growth Portfolio   31

Additional information (unaudited) continued
Information about Trustees and Officers

JERRY A. VISCIONE c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018

Birth year	1944

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1993

Principal occupation(s) during past five years	Retired

Number of portfolios in fund complex over-seen by Trustee	57

Other board member-ships held by Trustee	None

INTERESTED TRUSTEE
R. JAY GERKEN, CFA[3] Legg Mason 620 Eighth Avenue, New York, NY 10018

Birth year	1951

Position(s) held with Fund[1]	Trustee, President, Chairman, and Chief Executive Officer

Term of office[1] and length of time served[2]	Since 2002

Principal occupation(s) during past five years	Managing Director of Legg Mason; Chairman of the Board and Trustee/Director of 163 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and its affiliates; President of LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason and its affiliates; Formerly, Chairman, Smith Barney Fund Management LLC (“SBFM”) and CitiFund Management Inc. (“CFM”) (from 2002 to 2005); Formerly, Chairman President and Chief Executive Officer of Travelers Investment Adviser, Inc. (“TIA”) (from 2002 to 2005)

Number of portfolios in fund complex over-seen by Trustee	148

Other board member-ships held by Trustee	Trustee, Consulting Group Capital Markets Funds (from 2002 to 2006)

OFFICERS
KAPREL OZSOLAK Legg Mason 55 Water Street, New York, NY 10041

Birth year	1965

Position(s) held with Fund[1]	Chief Financial Officer and Treasurer

Term of office[1] and length of time served[2]	Since 2004

Principal occupation(s) during past five years	Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; Formerly, Controller of certain mutual funds associated with certain predecessor firms of Legg Mason (from 2002 to 2004)

32   Legg Mason Partners Variable Large Cap Growth Portfolio

TED P. BECKER Legg Mason 620 Eighth Avenue, New York, NY 10018

Birth year	1951

Position(s) held with Fund[1]	Chief Compliance Officer

Term of office[1] and length of time served[2]	Since 2006

Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason, LMPFA and certain affiliates (since 2006); Formerly, Managing Director of Compliance at CAM or its predecessor (from 2002 to 2005);

JOHN CHIOTA Legg Mason 100 First Stamford Place, Stamford, CT 06902

Birth year	1968

Position(s) held with Fund[1]	Chief Anti-Money Laundering Compliance Officer

Term of office[1] and length of time served[2]	Since 2006

Principal occupation(s) during past five years	Vice President of Legg Mason or its predecessor (since 2004); Chief Anti-Money Laundering Compliance Officer with certain mutual funds associated with Legg Mason or its affiliates (since 2006); Prior to August 2004, Chief AML Compliance Officer with TD Waterhouse

ROBERT I. FRENKEL Legg Mason 100 First Stamford Place, Stamford, CT 06902

Birth year	1954

Position(s) held with Fund[1]	Secretary and Chief Legal Officer

Term of office[1] and length of time served[2]	Since 2003

Principal occupation(s) during past five years	Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessors (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); Formerly, Secretary of CFM (from 2001 to 2004)

THOMAS C. MANDIA Legg Mason 100 First Stamford Place, Stamford, CT 06902

Birth year	1962

Position(s) held with Fund[1]	Assistant Secretary

Term of office[1]and length of time served[2]	Since 2000

Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason (since 2005); Managing Director and Deputy General Counsel for CAM (from 1992 to 2005)

Legg Mason Partners Variable Large Cap Growth Portfolio   33

Additional information (unaudited) continued
Information about Trustees and Officers

ALBERT LASKAJ Legg Mason 55 Water Street, New York, NY 10041

Birth year	1977

Position(s) held with Fund[1]	Controller

Term of office[1] and length of time served[2]	Since 2007

Principal occupation(s) during past five years	Vice President of Legg Mason (since 2008); Controller of certain mutual funds associated with Legg Mason (since 2007); Formerly, Assistant Controller of certain mutual funds associated with Legg Mason (from 2005 to 2007); Formerly, Accounting Manager of certain mutual funds associated with certain predecessor firms of
Legg Mason (from 2003 to 2005)

STEVEN FRANK Legg Mason 55 Water Street, New York, NY 10041

Birth year	1967

Position(s) held with Fund[1]	Controller

Term of office[1] and length of time served[2]	Since 2007

Principal occupation(s) during past five years	Vice President of Legg Mason (since 2002); Controller of certain mutual funds associated with Legg Mason or its predecessors (since 2005); Formerly, Assistant Controller of certain mutual funds associated with Legg Mason predecessors (from 2001 to 2005)

[1]	Each Trustee and Officer serves until his or her successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee or Officer became a Board Member or Officer, as applicable for a fund in the Legg Mason Partners Fund complex.

[3]	Mr. Gerken is an “interested person” of the Trust as defined in the 1940 Act because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

34   Legg Mason Partners Variable Large Cap Growth Portfolio

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended October 31, 2008:

Record Date:	12/20/2007

Payable Date:	12/21/2007

Dividends Qualifying for the Dividends Received Deduction for Corporations	100.00%

Please retain this information for your records.

Legg Mason Partners Variable Large Cap Growth Portfolio   35

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Legg Mason Partners Variable Large Cap Growth Portfolio

Trustees

Paul R. Ades
Andrew L. Breech
Dwight B. Crane
Robert M. Frayn, Jr.
R. Jay Gerken, CFA
  Chairman
Frank G. Hubbard
Howard J. Johnson
David E. Maryatt
Jerome H. Miller
Ken Miller
John J. Murphy
Thomas F. Schlafly
Jerry A. Viscione

Investment manager

Legg Mason Partners Fund
Advisor, LLC

Subadviser

ClearBridge Advisors, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust
Company

Transfer agent

PNC Global Investment Servicing
(formerly, PFPC Inc.)
4400 Computer Drive
Westborough, Massachusetts 01581

Independent registered public
accounting firm

KPMG LLP
345 Park Avenue
New York, New York 10154

Legg Mason Partners Variable Large Cap Growth Portfolio
The Portfolio is a separate investment series of Legg Mason Partners Variable Equity Trust, a Maryland business trust.

LEGG MASON PARTNERS VARIABLE LARGE CAP GROWTH PORTFOLIO
Legg Mason Partners Funds
55 Water Street
New York, New York 10041

The Portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Portfolio’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Portfolio, shareholders can call Legg Mason Partners Shareholder Services at 1-800-451-2010.

Information on how the Portfolio voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Portfolio’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Partners Variable Large Cap Growth Portfolio. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Portfolio’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Portfolio. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2008 Legg Mason Investor Services, LLC
Member FINRA, SIPC

BUILT TO WINSM

At Legg Mason, we’ve assembled a collection of experienced investment management firms and empowered each of them with the tools, the resources and, most importantly, the independence to pursue the strategies they know best.

• Each was purposefully chosen for their commitment to investment excellence.

• Each is focused on specific investment styles and asset classes.

• Each exhibits thought leadership in their chosen area of focus.

Together, we’ve built a powerful portfolio of solutions for financial advisors and their clients. And it has made us a world leader in money management.*

*	Ranked ninth-largest money manager in the world, according to Pensions & Investments, May 26, 2008, based on 12/31/07 worldwide assets under management.

www.leggmason.com/individualinvestors

©2008 Legg Mason Investor Services, LLC Member FINRA, SIPC

FDXX010538 12/08 SR08-708

NOT PART OF THE ANNUAL REPORT

ITEM 2. CODE OF ETHICS.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The Board of Directors of the registrant has determined that Jerry A. Viscione possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Viscione as the Audit Committee’s financial expert. Mr. Viscione is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
a) Audit Fees. The aggregate fees billed in the last two fiscal years ending October 31, 2007 and October 31, 2008 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $133,800 in 2007 and $146,300 in 2008.
b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $31,000 in 2007 and $0 in 2008. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Partners Variable Equity Trust.
In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Variable Equity Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to July 6, 2003 services provided by the Auditor were not required to be pre-approved).
(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by KPMG for tax compliance, tax advice and tax planning (“Tax Services”) were $33,900 in 2007 and $30,750 in 2008. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.
There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.
d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Legg Mason Partners Variable Equity Trust.
All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisor, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Variable Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.
(e) Audit Committee’s pre—approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.
(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee July implement policies and procedures by which such services are approved other than by the full Committee.
The Committee shall not approve non-audit services that the Committee believes July impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services July not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.
Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.
(2) For the Legg Mason Partners Variable Equity Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 0% for 2007 and 2008; Tax Fees were 100% and 0% for 2007 and 2008; and Other Fees were 100% and 0% for 2007 and 2008.
(f) N/A
(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Variable Equity Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Variable Equity Trust during the reporting period were $0 in 2008.
(h) Yes. Legg Mason Partners Variable Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Variable Equity Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:
Paul R. Ades
Andrew L. Breech
Dwight B. Crane
Robert M. Frayn, Jr.
Frank G. Hubbard
Howard J. Johnson
David E. Maryatt
Jerome H. Miller
Ken Miller
John J. Murphy
Thomas F. Schlafly
Jerry A. Viscione
b)	Not applicable.
ITEM 6. SCHEDULE OF INVESTMENTS.
Included herein under Item 1.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
Not applicable.
ITEM 11. CONTROLS AND PROCEDURES.
(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.
ITEM 12. EXHIBITS.
(a) (1) Code of Ethics attached hereto.
Exhibit 99.CODE ETH
(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.CERT
(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.906CERT

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Variable Equity Trust

By:	/s/ R. Jay Gerken (R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Variable Equity Trust
Date: December 30, 2008
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken (R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Variable Equity Trust
Date: December 30, 2008

By:	/s/ Kaprel Ozsolak (Kaprel Ozsolak)
Chief Financial Officer of
Legg Mason Partners Variable Equity Trust
Date: December 30, 2008